Investor Presentation May/June 2017 Exhibit 99.1

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 29 through 36 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Leading supplier of specialty contracting services to telecommunication providers Nationwide footprint  Operates in all 50 states, Washington, D.C. and in Canada  Over 40 operating subsidiaries  Over 14,000 employees Strong revenue base and customer relationships  Contract revenues of $786.3 million in Q3-17 compared to $664.6 million in Q3-16, organic growth of 14.9%*  Non-GAAP Adjusted EBITDA of $108.2 million, or 13.8% of revenues in Q3-17, compared to $91.9 million, or 13.8% in Q3-16  Non-GAAP Adjusted Diluted EPS increased to $1.30 in Q3-17 compared to $1.08 per share in Q3-16 Solid financial profile  Liquidity exceeds $340.8 million at April 29, 2017, consisting of availability under our Credit Facility and cash on hand Dycom Overview See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures. * Organic growth excludes contract revenues of acquired businesses not included for the entire period of Q3-17 and Q3-16.

4 0% 10% 20% 30% 40% 50% 60% 70% 80% Pe rc en ta ge o f fi b re c o n n ec ti o n s i n t o ta l b ro ad b an d su b sc ri p ti o n s, O ECD. O rg - J u n e 2 0 1 6 Telecommunications networks fundamental to economic progress Fiber is the foundation globally for wireline and wireless networks Consumer demand for bandwidth driving fiber deployments by telecom providers With a low percentage of total broadband connections provisioned by fiber in U.S., significant opportunities for sustained growth Telecommunication Industry Overview Source: Organisation for Economic Co-operation and Development (OECD), Broadband Portal (June 2016)

5 30 million 0 50 100 150 200 250 2016 Estimate of Homes Passed Homes Available U. S. H o m es w it h F ib er P as si n gs (a ) (I n M ill io n s) Massive investment cycle in early stages - total U.S. homes passed with fiber below 20% (a) Potential of 124.6 million U.S. households (Statista-2015) with estimate that each home will be passed by two separate telecom providers. Source: Fiber to the Home Council 188 million 75% of homes commercially viable for fiber passing 250 million passings (a)  Eventual fiber passings estimated to be approximately 188 million  30 million fiber passings completed through 2016 - over a decade in process “Well, given what we've seen by way of build cost in terms of the efficiencies that I mentioned earlier, we no longer are constrained by the -- we think at 70% going to 80% or beyond that. It just is a difficult model to prove out. Because we are experiencing a significant change in the cost per pass and we're just, as I mentioned, getting much more efficient.” Andy Kaiser, Cincinnati Bell Inc., CFO – March 2017 Telecommunication Industry Overview

6 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 (10)% (8)% (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 2000 2001 2003 2005 2007 2008 2010 2012 2014 2015 2017 N o rt h A m e ri ca IP T raf fi c (Pe ta b yt e s p e r M o n th ) Q u ar te rl y G D P C h an ge Estimates Strong Secular Trend “IP traffic in North America will reach 59.1 EB (exabytes) per month by 2020, growing at a CAGR of 19 percent.” Cisco VNI: Forecast and Methodology, 2015–2020 (June 2016) “In North America, 88% of fixed broadband connections will be faster than 10 Mbps in 2020, up from 64% today.” Cisco VNI Complete Forecast Highlights (2016) Strong and stable growth in IP traffic even in times of GDP decline North America Internet Protocol Traffic vs. GDP Growth Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis

7 Industry drivers Firm and strengthening end market opportunities  Telephone companies deploying FTTH to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses and enterprises with increasing urgency. Overall, cable capital expenditures, new build opportunities, and capacity expansion projects through fiber deep deployments are increasing  Fiber deployments in contemplation of newly emerging wireless technologies have begun in many regions of the country and more are expected  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for our customers. Encouraged that industry participants are committed to multi-year capital spending initiatives; these initiatives are increasing in numbers across a number of customers

8 0 2 4 6 8 10 12 Q2-16 2017 Estimate 2018 Estimate 2019 Estimate A d d re ss ab le B ro ad b an d U n it s >100 M p b s Key Driver: FTTx Deployments “Broadband had a very strong quarter with 115,000 subscribers added. Our moves to simplify pricing are paying off and our fiber deployment is making inroads. AT&T fiber is now in 52 metro areas and marketed to 4.6 million customer location. We expect to add 2 million fiber locations this year to reach 6 million by the end of the year and to meet our 12.5 million merger commitment goal by 2019.” John Stephens, AT&T Inc., Senior EVP, CFO – April 2017  Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections  Data transmission speeds dramatically increasing  Key customer recently committed to passing millions of new locations with fiber Sources: AT&T Press Releases and transcripts. AT&T CenturyLink Sources: CenturyLink Press Releases, Presentations and transcripts. AT&T Homes Passed CenturyLink Addressable Broadband Units > 100 Mbps “So we'll continue on our 3-year plan. Basically, within 3 years, we expect to have a little over 90% of our homes passed with the ability to be able to get 40 Mbps. About 70% of the homes passed will be able to get 100 Mbps or better.[...] I do think it's a good use of capital because at the end of the day, as I was saying earlier, generally people need more broadband speeds every year.” R. Stewart Ewing - CenturyLink, Inc. - CFO, EVP and Assistant Secretary – May 2017 1.0 2.2 4.6 12.5 0 2 4 6 8 10 12 14 Q4-15 Q2-16 Q1-17 2019 AT&T Expectations U S H o m es P as se d ( In M ill io n s)

9 “Well, business services, let's put in perspective, is about a $5.5 billion business. We think that within the small and medium space it is a $20 billion to $25 billion opportunity within our footprint. In the small business segment it is about 70% of our revenue, 60% of our growth. We think we have about a 40% market share there. So there is still a lot of room and opportunity in there. The medium- size business is about a $1 billion business for us right now. We think we have about a 20% market share. And it is growing at the fastest rate of any of our segments. The enterprise space we have just entered, we have about a 5% -- less than a 5% share there. It is going gangbusters. We think it is another $13 billion to $15 billion opportunity within -- revenue opportunity within our footprint.” Neil Smit, Senior EVP & President, CEO, Comcast – March 2017 $5.51 $5.43 $40 $30 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 Comcast Charter ($ I n Bill io n s) 2016 Revenue from Business Services Addressable Market Key Driver: Fiber to Businesses 1 Year ended December 31, 2016 2 Calculated as the combination of the estimated addressable market given by Charter ($20Bn) and Time Warner Cable ($10Bn) in their respective earnings transcripts prior to their May 2016 merger. Revenue earned by Comcast and Charter from Business Services totaled $10.9 Billion1 of an Addressable Market of $70 billion 2 Sources: Comcast and Charter Press Releases and transcripts

10 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 20 Es ti m at es 20 25 Es ti m at es U S C e ll C it ie s Key Driver: Wireless Network Upgrades “And the fact that some people are going, oh my gosh, we're shocked at that, I think shows you that they don't -- haven't yet understood the kind of leap that we're going to make with 5G. Because if you think about it, you're going to deliver a gigabit of throughput to every home out there, you're going to need this sort of fiber capacity. And I think it's a decade kind of build or a 2 decade kind of build. It's certainly not much longer than that because this is going to be one of those if-you-build-it-they'll-come moments. And we've seen that every time we've increased speed and capacity in our networks. It's been filled up very quickly with new applications.” Lowell McAdam - Verizon Communications Inc., Chairman & CEO – May 2017  Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term  Carriers enhancing coverage and capacity by increasing the number of small cells  Emerging wireless technologies require incremental wireline deployments  A complementary wireline investment cycle is fundamental to applications enabled by fully converged wireless/wireline networks Growth in Number of Cell Sites¹ 1 Source: Industry publications * Compound Annual Growth Rate (CAGR)

11 Intensely Focused on Telecommunications Market Contract revenues of $786.3 million for Q3-17 Services Crucial to Customers’ Success Electric and Gas Utilities and Other Underground Facility Locating Telecommunications Dycom is well-positioned to benefit from future growth opportunities  Outside Plant & Equipment Installation  Premise Equipment Installation  Wireless  Engineering  Underground Facility Locating 92.2% 5.4% 2.4%

12 Local Credibility, National Capability Dycom headquarters Primary locations Subsidiaries Dycom’s Nationwide Presence

13 Focused on High Value Profitable Growth  Anticipate emerging technology trends that drive capital spending  Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry’s profitable opportunities  Selectively acquire businesses that complement our existing footprint and enhance our customer relationships  Leverage our scale and expertise to expand margins through best practices

14 Well Established Customers Top Customers Dycom has established relationships with:  Telephone companies  Wireless carriers  Cable television multiple system operators  Electric utilities and others Customer Revenue Breakdown Q3-17 Blue-chip, investment grade customers comprise a substantial portion of revenue

15 Durable Customer Relationships Revenues ($ in millions) Note: For comparison purposes, revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have been combined for periods prior to their May 2016 merger. - $100 $200 $300 $400 $500 $600 $700 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 FY-16 AT&T CenturyLink Comcast Verizon Windstream Unnamed Charter

16 Anchored by Long-Term Agreements  Dycom is party to hundreds of MSA’s and other arrangements with customers that extend for periods of one or more years  Generally multiple agreements maintained with each customer  Master Service Agreements (MSA’s)  Multi-year, multi-million dollar arrangements covering thousands of individual work orders  Generally exclusive requirement contracts  Agreements can at times be negotiated  Majority of contracts are based on units of delivery  Backlog at $5.470 billion as of Q3-17 compared to $5.112 billion at Q2-17 Revenue by Contract Type for Fiscal Q3-17 Backlog ($ in millions) Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Master Service Agreements Long-term contracts Short-term contracts 64.6% 24.3% 11.1%

17 Cash Flow from Operations $1,203 Other Cash Flow $736 Cap-Ex, net $826 Business Acquisitions $659 Share Repurchases $455 Sources of Cash Uses of Cash 10 Years of Robust Cash Flow Generation Sources and Uses of Cash ($ in millions) Notes: Amounts represent cumulative cash flow for fiscal 2007 – Q3 fiscal 2017; See “Regulation G Disclosure” slides as set forth in the Appendix for a summary of amounts. Amounts may not add due to rounding. 1 Other cash flow includes borrowings, other financing and investing activities and beginning cash on hand.  Strong operating cash flow of $1.203 billion since fiscal 2007  Prudent approach to capital allocation:  $455 million invested in share repurchases  $659 million invested in business acquisitions  $826 million in cap-ex, net of disposals, or approximately 43% of allocation Business Acquisitions 34% Cap-Ex, net 43% Share Repurchases 23% Fiscal 2007 – Q3 Fiscal 2017 Robust cash flow generation and prudent capital allocation provide strong foundation for returns $1,940 $1,940

18 Industry Themes  Industry increasing network bandwidth dramatically  Major industry participants deploying significant 1 gigabit wireline networks  Emerging wireless technologies require incremental wireline deployments o A complementary wireline investment cycle is fundamental to applications enabled by fully converged wireless/wireline networks  Industry developments are producing opportunities which in aggregate are without precedent. Converged wireless/wireline network deployments only further broaden our set of opportunities.  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this industry standard continue to grow  Have secured and are actively working on a number of converged wireless/wireline multi-use networks  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally  Our ability to provide integrated planning, engineering and design, procurement and construction and maintenance services provides value to industry participants with projects outside their traditional geographic service territories  Dycom’s scale, market position and financial strength position it well as opportunities continue to expand

19 Financial Update

20  Strong operating results  Contract revenues of $786.3 million in Q3-17 compared to $664.6 million in Q3-16, organic growth of 14.9%*  Non-GAAP Adjusted EBITDA of $108.2 million, or 13.8% of revenues in Q3-17, compared to $91.9 million, or 13.8% in Q3-16  Non-GAAP Adjusted Diluted EPS increased to $1.30 in Q3-17 compared to $1.08 per share in Q3-16  Solid financial profile  Strong balance sheet and cash flows; Sound credit metrics and no near term debt maturities  Robust operating cash flows of $289.0 million TTM as of Q3-17  Capital structure designed to produce strong returns  Repurchased 713,006 common shares for $62.9 million at an average price of $88.23 per share during 2017 and 2,511,578 shares for $170 million at an average price of $67.69 during 2016  As of April 2017, $112.1 million authorized for share repurchases through August 2018 Financial Overview * Organic growth excludes contract revenues of acquired businesses not included for the entire period of Q3-17 and Q3-16. See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures.

21 18.2% 21.9% 19.4% 28.7% 20.0% 18.0% 22.9% 14.9% 0% 5% 10% 15% 20% 25% 30% Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $578 $659 $559 $665 $789 $799 $701 $786 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $1,201.1 $1,608.6 $1,811.6 $2,022.3 $2,672.5 FY2012 FY2013 FY2014 FY2015 FY2016 Contract Revenue Trend Annual Organic Revenue Trend Quarterly Contract Revenues Quarterly Organic Revenue Trend Annual Growth in Contract Revenues Financial charts - $ in millions Strong and sustained financial performance * *Q4-16 organic % growth adjusted for additional week in Q4-16 See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures. 15.4% 4.9% 4.7% 9.6% 22.7% FY2012 FY2013 FY2014 FY2015 FY2016

22 $88.5 $105.7 $66.4 $91.9 $126.0 $129.2 $86.2 $108.2 15.3% 16.0% 11.9% 13.8% 16.0% 16.2% 12.3% 13.8% Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA as a % of Revenue Quarterly Non-GAAP Adjusted EBITDA $0.97 $1.24 $0.54 $1.08 $1.64 $1.67 $0.82 $1.30 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Quarterly Non-GAAP Adjusted Diluted EPS $1.14 $1.18 $1.16 $2.41 $4.48 FY2012 FY2013 FY2014 FY2015 FY2016 Non-GAAP Adjusted Diluted EPS $135 $180 $188 $265 $390 11.3% 11.2% 10.4% 13.1% 14.6% FY2012 FY2013 FY2014 FY2015 FY2016 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA as a % of Revenue Non-GAAP Adjusted EBITDA Financial charts - $ in millions, except earnings per share amounts Earnings See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures.

23 Strong balance sheet and robust liquidity Liquidity and Cash Flow Financial tables - $ in millions  Revolver borrowings of $71.0 million as of Q3-17  Liquidity exceeds $340.8 million at the end of Q3-17 consisting of availability from our Credit Facility and cash on hand Cash Flow from Operating Activities  Operating cash flows support strong organic growth (a) Availability on Revolver presented net of $57.6 million for outstanding L/C’s under the Senior Credit Agreement at each of Q2-17 and Q3-17. Note: TTM Q3-17 cash flows from operating activities is the aggregate of quarterly cash flows from operating activities from Q3-17, Q2-17, Q1-17, and Q4-16 of $42.3 million, $105.8 million, $(41.6 million), and $182.5 million, respectively. Amounts may not add due to rounding. Q2-17 Q3-17 Cash and equivalents $ 29.5 $ 19.4 $450 million revolver $ - $ 71.0 Term Loan Facilities 376.9 367.7 Notional Value 485.0 485.0 Total Notional Amount of Debt $ 861.9 $ 923.7 Net Debt (Notional Debt less Cash) $ 832.4 $ 904.3 Total Notional Amount of Debt (see above) $ 861.9 $ 923.7 Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes (102.5) (97.7) Debt, net of debt discount and fees $ 759.4 $ 826.0 Availability on revolver(a) $ 392.4 $ 321.4 Cash and availability on revolver $ 421.9 $ 340.8 Senior Credit Facility, matures April 2020: 0.75% Convertible Senior Notes, mature September 2021: $65 $107 $84 $142 $261 $289 FY2012 FY2013 FY2014 FY2015 FY2016 TTM Q3-17

24 Capital Allocated to Maximize Returns Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy  Invest in organic growth  Organic revenue grew 14.9% in Q3-17 and 22.7% in fiscal 2016, reflecting growth from several key customers  Pursue complementary acquisitions  Fiscal 2013 - 2017 acquisitions further strengthened Dycom’s customer base, geographic scope, and technical service offerings  During fiscal 2016 and 2017, acquired businesses for $181.8 million further strengthening customer relationships and expanding geographic reach  Share repurchases  Repurchased approximately 23.7 million shares for approximately $642 million since fiscal 2006  $112 million authorization available for share repurchases through August 2018 Dycom is committed to maximizing long term returns through prudent capital allocation. See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures.

25 Questions and Answers

26 The following slides 27-31 were used on May 24, 2017 in connection with the Company’s conference call to discuss fiscal 2017 third quarter results and are included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to these slides. The information and statements contained in slides 27-31 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 24, 2017 and May 25, 2017. Selected Information from Q3-17 Dycom Results Conference Call Materials

27 Q4-2017 Outlook Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues) See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures. “Q4-2017 Outlook” - This slide was prepared and used on May 24, 2017 in connection with the Company’s conference call to discuss fiscal 2017 third quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 24, 2017 and May 25, 2017. Q4-2016 Included for comparison Q4-2017 Outlook and Commentary # of Weeks in Fiscal Quarter 14 Weeks 13 Weeks  13 weeks in Q4-17 compared to 14 weeks in Q4-16 as a result of 52/53 week fiscal year Contract Revenues (See “Regulation G Disclosure” slide 31 for a reconciliation of GAAP to Non-GAAP contract revenues) $ 789.2 (GAAP) $ 727.6 (Non-GAAP organic revenue) $ 780 - $ 810  Broad range of demand from several large customers  1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies  Total Q4-17 revenue expected to include approximately $25.0 million from businesses acquired in Q4-16 and Q3-17 Gross Margin % 23.2% Gross Margin % decreases modestly from Q4-16  Outlook reflects expected mix of work activity and near term margin impacts as we prepare for larger programs Non-GAAP G&A Expense % 7.8% G&A in-line as a % of revenue compared to Q4-16  G&A expense % includes share-based compensation of approximately $5.0 million in Q4-17 Share-based compensation $ 4.2 $ 5.0 Depreciation & Amortization $ 36.0 $39.1 - $39.9  Depreciation reflects cap-ex supporting growth opportunities and maintenance  Includes amortization of approximately $6.3 million in Q4-17 compared to $5.4 million in Q4-16 Non-GAAP Adjusted Interest Expense $ 5.1 Approximately $ 5.2  Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q4-17 compared to $4.6 million in Q4-16 Other Income, net $ 3.6 $ 2.3 - $ 2.9  Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer’s supplier payment program Non-GAAP Adjusted EBITDA % 16.0% Non-GAAP Adjusted EBITDA % decreases modestly from Q4-16 Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q4-16 result; Q4-17 will include 13 weeks of operations compared to 14 weeks in Q4-16 Non-GAAP Adjusted Diluted Earnings per Share $ 1.64 (14 Weeks in Q4-16) $ 1.35 - $ 1.50 (13 Weeks in Q4-17)  Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes (“Notes”). See slide 30 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share. Diluted Shares 32.1 million 31.7 million

28 Looking Ahead to Q1-2018 See “Regulation G Disclosure” slides 29-36 for a reconciliation of GAAP to Non-GAAP financial measures. “Looking Ahead to Q1-2018” - This slide was prepared and used on May 24, 2017 in connection with the Company’s conference call to discuss fiscal 2017 third quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 24, 2017 and May 25, 2017. Financial table- $ in millions, (% as a percent of contract revenues) Q1-2017 Included for comparison Q1-2018 Outlook and Commentary Contract Revenues $ 799.2 Total revenue decline of low single digits compared to Q1-17 revenues  Broad range of demand from several large customers  1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies increasing  Total Q1-18 revenue expected to include approximately $5 million from a business acquired in Q3-17. For organic growth calculations, there were no acquired revenues in Q1-17. Gross Margin % 23.1% Gross Margin % decreases modestly from Q1-17  Margin outlook reflects expected mix of work activity and near term margin impacts as we initiate larger programs G&A Expense % 7.5% G&A as a % of revenue increases from Q1-17  G&A as a % of revenue supports growth opportunities and includes increased share based compensation related to vesting schedule of awards Share-based compensation $ 5.7 $ 7.2 Depreciation & Amortization $ 34.5 $39.4 - $40.2  Depreciation reflects cap-ex supporting growth opportunities and maintenance  Includes amortization of approximately $6.3 million in Q1-18 compared to $6.2 million in Q1-17 Non-GAAP Adjusted Interest Expense $ 4.8 Approximately $ 5.0  Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q1-18 compared to $4.3 million in Q1-17 Other Income, net $ 0.9 $ 0.7 - $ 1.3  Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer’s supplier payment program Non-GAAP Adjusted EBITDA % 16.2% Non-GAAP Adjusted EBITDA % decreases modestly from Q1-17 Non-GAAP Adjusted EBITDA dollar amount decreases compared to Q1-17 result Diluted Shares 32.2 million 31.9 million

29 Explanation of Non-GAAP Measures Appendix: Regulation G Disclosure The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. In the fourth quarter of fiscal 2016 Non-GAAP Organic Contract Revenues were also adjusted for the additional week as a result of the Company’s 52/53 week fiscal calendar. Non-GAAP Organic Contract Revenue growth is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s convertible senior notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the convertible senior notes represents a debt discount. The debt discount is being amortized over the term of the convertible senior notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the convertible senior notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment – The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending July 29, 2017 was calculated using an effective tax rate used for financial planning and forecasting future results.

30 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Non-GAAP Diluted Earnings per Common Share for the Three Months Ending July 29, 2017 Unaudited Appendix: Regulation G Disclosure This slide was prepared and used on May 24, 2017 in connection with the Company’s conference call to discuss fiscal 2017 third quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 24, 2017 and May 25, 2017. Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29. Notes: Amounts above may not add due to rounding. Outlook for the Three Months Ending July 29, 2017 Diluted earnings per common share – GAAP (a) $1.26 - $1.41 Adjustment for addback of after-tax non-cash amortization of debt discount on convertible senior notes (b) $ 0.09 Non-GAAP Adjusted Diluted Earnings per Common Share (a) $1.35 - $1.50 (a) Guidance for diluted earnings per common share and Non-GAAP Adjusted diluted earnings per common share for the three months ending July 29, 2017 were computed using approximately 31.7 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.5 million in pre-tax interest expense during the three months ending July 29, 2017 for non-cash amortization of the debt discount associated with its convertible senior notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures.

31 Appendix: Regulation G Disclosure (a) Q4-16 included an incremental week required by our 52/53 week fiscal calendar. The Q4-16 Non-GAAP adjustment is calculated as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Q4-16 and Q1-17 Non-GAAP Organic Revenues are provided for comparison to Q4-17 and Q1-18 Non-GAAP Organic Revenue Outlook (see slides 27 and 28) Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29. This slide was prepared and used on May 24, 2017 in connection with the Company’s conference call to discuss fiscal 2017 third quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 24, 2017 and May 25, 2017.

32 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) (a) The fourth quarter of fiscal 2016 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented herein. Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29. Revenues from acquired businesses Additional week as a result of our 52/53 week fiscal year (a) GAAP % Non-GAAP - Organic % Q3-17 Organic Growth: Q3-17 786.3$ (23.0)$ -$ 763.4$ 18.3% 14.9% Q3-16 664.6$ -$ -$ 664.6$ Prior Quarter Organic Growth (Decline): Q2-17 701.1$ (13.4)$ -$ 687.7$ 25.3% 22.9% Q2-16 559.5$ -$ -$ 559.5$ Q1-17 799.2$ (56.6)$ -$ 742.6$ 21.2% 18.0% Q1-16 659.3$ (29.9)$ -$ 629.4$ Q4-16 789.2$ (44.8)$ (53.2)$ 691.2$ 36.4% 20.0% Q4-15 578.5$ (2.4)$ -$ 576.1$ Q3-16 664.6$ (30.8)$ -$ 633.9$ 35.0% 28.7% Q3-15 492.4$ -$ -$ 492.4$ Q2-16 559.5$ (32.9)$ -$ 526.6$ 26.8% 19.4% Q2-15 441.1$ -$ -$ 441.1$ Q1-16 659.3$ (39.5)$ -$ 619.7$ 29.2% 21.9% Q1-15 510.4$ (1.9)$ -$ 508.5$ Q4-15 578.5$ (11.8)$ -$ 566.7$ 20.0% 18.2% Q4-14 482.1$ (2.8)$ -$ 479.3$ Q3-15 492.4$ (8.9)$ -$ 483.4$ 15.5% 13.4% Q3-14 426.3$ -$ -$ 426.3$ Contract Revenues Non-GAAP - Organic Revenues Revenue Growth (Decline)% NON-GAAP ADJUSTMENTS

33 1 Non-GAAP adjustments in FY 2016 reflect adjustments in Q4-16 resulting from the Company’s 52/53 week fiscal year of $52.9 million. The Q4-16 Non-GAAP adjustments reflect the impact of the additional week in Q4-16 and are calculated by (i) contract revenues less acquired revenue, divided by (ii) 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenues for Q4-16 on a Non-GAAP basis for comparison purposes. Contract Revenues and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions) The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth Appendix: Regulation G Disclosure Revenues from businesses acquired Revenues from storm restoration services Adjustment for extra week as a result of 52/53 week fiscal year 1 Total Adjustment GAAP NON-GAAP FY 2016 2,672.5$ (159.0)$ -$ (52.9)$ (211.9)$ 2,460.6$ 32.2% 22.7%,02 .3 (17.7 ( 7.7 ,004. FY 2015 2,022.3$ (17.7)$ -$ -$ (17.7)$ 2,004.6$ FY 2015 2,022.3$ (40.4)$ -$ -$ (40.4)$ 1,982.0$ 11.6% 9.6%1,811.6 (2.8 (2.8 ,808.8 FY 2014 1,811.6$ (2.8)$ -$ -$ (2.8)$ 1,808.8$ FY 2014 1,811.6$ (499.3)$ -$ -$ (499.3)$ 1,312.3$ 12.6% 4.7%,608. 337.9 354.6 ,254.0 FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ 33.9% 4.9%,2 1.1 - (6.0 ,195.1 FY 2012 1,201.1$ -$ (6.0)$ -$ (6.0)$ 1,195.1$ FY 2012 1,201.1$ (54.5)$ (6.0)$ -$ (60.5)$ 1,140.6$ 16.0% 15.4%,035.9 33.8 47.8 988.1 FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ 4.8% 2.0%988.6 - (20.1) 6 .5 FY 2010 988.6$ -$ -$ (20.1)$ (20.1)$ 968.5$ GAAP Contract Revenues NON-GAAP ADJUSTMENTS NON-GAAP Contract Revenues 1 Organic Growth % Notes: Amounts above may not add due to rounding. Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

34 Net Cash Provided by Operating Activities Capital Expenditures, Net of Proceeds from Asset Sales Cash Paid for Acquisitions, net of cash acquired Repurchases of Common Stock Borrowings and Other Financing Activities 1 Other Investing Activities 2 Total Other Financing and Investing Activities Q3-17 YTD 106.5$ (126.0)$ (24.6)$ (62.9)$ 91.4$ 0.3$ 91.7$ FY-16 261.5 (175.5) (157.2) (170.0) 254.1 (0.5) 253.6 FY-15 141.9 (93.6) (31.9) (87.1) 75.9 (4.5) 71.4 FY-14 84.2 (73.7) (17.1) (10.0) 19.0 (0.3) 18.7 FY-13 106.7 (58.8) (330.3) (15.2) 263.5 0.1 263.6 FY-12 65.1 (52.8) - (13.0) 7.6 0.9 8.5 FY-11 43.9 (49.2) (36.5) (64.5) 47.5 0.2 47.7 FY-10 54.1 (46.6) - (4.5) (4.4) - (4.4) FY-09 126.6 (25.3) - (2.9) (15.7) (0.1) (15.8) FY-08 104.3 (62.3) 0.5 (25.2) (13.8) (0.3) (14.1) FY-07 108.5 (62.3) (61.8) - 7.7 (0.4) 7.3 Cumulative 1,203.3$ (826.2)$ (658.9)$ (455.3)$ 732.8$ (4.5)$ 728.2$ Cash at July 29, 2006 27.3$ Cash at April 29, 2017 19.4 7.9$ 736.1$ Difference represents beginning cash used during the period Total amount provided by Other Financing and Investing Activities and beginning cash on hand Notes: Amounts may not add due to rounding. 1 Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock. 2 Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Calculation of Cumulative Cash Flows Fiscal 2007 through Q3 Fiscal 2017 Unaudited ($ in millions) Appendix: Regulation G Disclosure

35 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income, Non-GAAP Adjusted Diluted EPS, and Non-GAAP Adjusted Interest Expense Unaudited ($ in 000's, except per share amounts) Appendix: Regulation G Disclosure Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS Fiscal 2012 Fiscal 2013 Fiscal 2014 Q1-15 Q2-15 Q3-15 Q4-15 Fiscal 2015 Q1-16 Q2-16 Q3-16 Q4-16 Fiscal 2016 Q1-17 Q2-17 Q3-17 Net income 39.4$ 35.2$ 40.0$ 20.8$ 9.4$ 20.3$ 33.8$ 84.3$ 30.8$ 15.5$ 33.1$ 49.4$ 128.7$ 51.1$ 23.7$ 38.8$ Loss on debt extinguishment - - - - - - - - 16.3 - - - 16.3 - - - Amortization of debt discount - - - - - - - - 1.8 4.1 4.2 4.6 14.7 4.3 4.4 4.4 Charges for settlement of wage and hour litigation - 0.5 0.6 - - - - - - - - - - - - - Acquisition related costs - 6.8 - - - - - - - - - 0.7 0.7 - - - Tax impact of adjustments - (3.0) (0.2) - - - - - (6.8) (1.6) (1.6) (2.0) (12.0) (1.6) (1.6) (1.6) Total adjustments, net of tax -$ 4.6$ 0.4$ -$ -$ -$ -$ -$ 11.2$ 2.5$ 2.6$ 3.3$ 19.6$ 2.7$ 2.7$ 2.8$ Non-GAAP Adjusted Net income 39.4$ 39.8$ 40.3$ 20.8$ 9.4$ 20.3$ 33.8$ 84.3$ 42.0$ 18.0$ 35.7$ 52.7$ 148.4$ 53.7$ 26.4$ 41.6$ Diluted Earnings Per Share Net income 1.14$ 1.04$ 1.15$ 0.59$ 0.27$ 0.58$ 0.97$ 2.41$ 0.91$ 0.46$ 1.00$ 1.54$ 3.89$ 1.59$ 0.74$ 1.22$ Adjusting Items from above, after tax - 0.14 0.01 - - - - - 0.33 0.08 0.08 0.10 0.59 0.08 0.09 0.09 Non-G AP Adjusted Diluted Earnings Per Common Share 1.14$ 1.18$ 1.16$ 0.59$ 0.27$ 0.58$ 0.97$ 2.41$ 1.24$ 0.54$ 1.08$ 1.64$ 4.48$ 1.67$ 0.82$ 1.30$ Fully Diluted Shares (in thousands) 34,482 33,782 34,816 35,118 35,127 35,029 34,831 35,027 33,887 33,520 33,051 32,074 33,116 32,200 32,162 31,910 Reconciliation of Non-GAAP Adjusted Interest Expense Fiscal 2012 Fiscal 2013 Fiscal 2014 Q1-15 Q2-15 Q3-15 Q4-15 Fiscal 2015 Q1-16 Q2-16 Q3-16 Q4-16 Fiscal 2016 Q1-17 Q2-17 Q3-17 Interest expense, net 16.7$ 23.3$ 26.8$ 6.7$ 6.7$ 6.6$ 6.9$ 27.0$ 9.1$ 7.9$ 8.0$ 9.7$ 34.7$ 9.1$ 9.2$ 9.4$ Adjusting Items from above - - - - - - - - (1.8) (4.1) (4.2) (4.6) (14.7) (4.3) (4.4) (4.4) Non-GAAP Adjusted Interest Expense 16.7$ 23.3$ 26.8$ 6.7$ 6.7$ 6.6$ 6.9$ 27.0$ 7.4$ 3.7$ 3.8$ 5.1$ 20.0$ 4.8$ 4.8$ 5.0$ Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

36 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's, except per share amounts) Notes: Amounts above may not add due to rounding. Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Fiscal 2012 Fiscal 2013 Fiscal 2014 Q1-15 Q2-15 Q3-15 Q4-15 Fiscal 2015 Q1-16 Q2-16 Q3-16 Q4-16 Fiscal 2016 Q1-17 Q2-17 Q3-17 Net income 39.4$ 35.2$ 40.0$ 20.8$ 9.4$ 20.3$ 33.8$ 84.3$ 30.8$ 15.5$ 33.1$ 49.4$ 128.7$ 51.1$ 23.7$ 38.8$ Provision (benefit) for income taxes 25.2 23.0 26.3 13.5 6.1 12.0 19.6 51.3 18.6 10.0 19.4 29.6 77.6 30.3 14.0 22.7 Interest expense, net 16.7 23.3 26.8 6.7 6.7 6.6 6.9 27.0 9.1 7.9 8.0 9.7 34.7 9.1 9.2 9.4 Depreciation 56.2 64.8 74.5 18.8 19.1 19.8 21.5 79.3 22.7 25.2 27.0 30.6 105.5 28.4 29.6 31.2 Amortization 6.5 20.7 18.3 4.1 4.1 4.1 4.4 16.7 4.8 4.7 4.5 5.4 19.4 6.2 6.1 6.2 EBITDA 144.0 167.0 185.9 64.0 45.6 62.9 86.2 258.7 86.0 63.2 92.0 124.7 366.0 125.0 82.6 108.3 Gain on sale of fixed assets (15.4) (4.7) (10.7) (1.5) (1.7) (3.1) (0.9) (7.1) (1.1) (1.0) (4.1) (3.6) (9.8) (1.4) (1.7) (5.0) St k- as d compensation expense 7.0 9.9 12.6 3.9 3.7 3.2 3.2 13.9 4.5 4.2 3.9 4.2 16.9 5.7 5.3 4.9 Loss on debt extinguishment - - - - - - - - 16.3 - - - 16.3 - - - Acquisition related costs - 6.8 - - - - - - - - - 0.7 0.7 - - - Charges for settlement of wage and hour litigation - 0.5 0.6 - - - - - - - - - - - - - Non-GAAP Adjusted EBITDA 135.5$ 179.8$ 188.4$ 66.4$ 47.6$ 63.0$ 88.5$ 265.5$ 105.7$ 66.4$ 91.9$ 126.0$ 390.0$ 129.2$ 86.2$ 108.2$ Reconciliation of Non-GAAP Adjusted EBITDA (from above) as a % of Revenue Fiscal 2012 Fiscal 2013 Fiscal 2014 Q1-15 Q2-15 Q3-15 Q4-15 Fiscal 2015 Q1-16 Q2-16 Q3-16 Q4-16 Fiscal 2016 Q1-17 Q2-17 Q3-17 Total contract revenues 1,201.1$ 1,608.6$ 1,811.6$ 510.4$ 441.1$ 492.4$ 578.5$ 2,022.3$ 659.3$ 559.5$ 664.6$ 789.2$ 2,672.5$ 799.2$ 701.1$ 786.3$ EBITDA as a percentage of contract revenues 12.0% 10.4% 10.3% 12.5% 10.3% 12.8% 14.9% 12.8% 13.1% 11.3% 13.8% 15.8% 13.7% 15.6% 11.8% 13.8% Non-GAAP Adjusted EBITDA as a % of contract revenues 11.3% 11.2% 10.4% 13.0% 10.8% 12.8% 15.3% 13.1% 16.0% 11.9% 13.8% 16.0% 14.6% 16.2% 12.3% 13.8% Use of Non-GAAP Financial Measures: The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 29.

Investor Presentation May/June 2017